Exhibit 99.2


MBNA MASTER CREDIT CARD TRUST 1993-4

KEY PERFORMANCE FACTORS
November, 1998

Scheduled Maturity                                      6/15/99


Coupon                                                  5.5625%


Excess Protection Level
   3 Month Average  7.82%
     November, 1998  8.34%
     October, 1998  8.69%
     September, 1998  6.45%



Cash Yield                                              21.56%


Investor Charge Offs                                    5.84%


Base Rate                                               7.38%


Over 35 Day Delinquency                                 5.99%


Seller's Interest                                       36.21%


Total Payment Rate                                      10.80%


Total Principal Balance                                $3,696,749,948.81


Investor Participation Amount                          $583,333,333.35


Seller Participation Amount                            $1,338,416,615.4